EXHIBIT 10.20(c)

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                         This Second Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of December 22, 2005, is entered into with reference to the Amended and Restated Credit Agreement dated as of July 22, 2004, (as amended, the "Credit Agreement"), among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement. Borrower and the Administrative Agent, acting with the consent of the Required Lenders pursuant to Section 10.01 of the Credit Agreement, agree as follows:

                         1.        Amendment to Letter of Credit Sublimit. The Letter of Credit Sublimit set forth in the Credit Agreement is hereby increased from $50,000,000 to $75,000,000.

                         2.        Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Officer of each party thereto and dated as of the date hereof:

                                   (i)         Counterparts of this Amendment executed by all parties hereto;
            and

                                   (ii)        Written consent of the Requisite Lenders as required under
            Section 10.02 of the Credit Agreement in the form of Exhibit A to this Amendment.

                         3.        Representation and Warranty. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof that:

                                   (i)         The Borrower has all necessary power and has taken all corporate action necessary to enter into this Amendment and to make this Amendment and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be.

                                   (ii)        No Default or Event of Default under the Credit Agreement has occurred and remains continuing.

                         4.        Counterparts. This Amendment may be executed in counterparts in accordance with Section 10.10 of the Credit Agreement.

                         5.        Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

                        IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION By: NEIL CIARFALIA Neil Ciarfalia VP, Treasurer & CFO [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: CHRIS M. LEVINE Chris M. Levine Assistant Vice President [Printed Name and Title]

Exhibit A to Amendment

CONSENT OF LENDER

                         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 22, 2004 (as amended, the "Credit Agreement"), among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

                         The undersigned Lender hereby consents to the execution and delivery of the Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

                         Date: December 21, 2005

Bank of America, N.A. By BRIAN D. CORUM Brian D. Corum Senior Vice President

                         Date: December 22, 2005

BNP Paribas By JANICE S.H. HO Janice S.H. Ho Director
By MALINA LUI Malina Lui VP

                         Date: December 21, 2005

Calyon New York Branch By DIANNE M. SCOTT Dianne M. Scott Managing Director
By F. FRANK HERRERA F. Frank Herrera Director

                         Date: December 21, 2005

Commerzbank AG, New York and Grand Cayman Branches By CHRISTIAN JAGENBERG Christian Jagenberg SVP and Manager
By WERNER SCHMIDBAUER Werner Schmidbauer SVP

                         Date: December 21, 2005

Deutsche Bank Trust Company Americas By STEVEN P. LAPHAN Steven P. Laphan Managing Director
By MARY KAY COYLE Mary Kay Coyle Managing Director

                         Date: December 22, 2005

Hibernia National Bank By CHRIS HASKEW Chris Haskew Senior Vice President

                         Date: December 21, 2005

Societe Generale By P. WRIGHT Patricia Wright Vice President

                         Date: December 21, 2005

Sovereign Bank By CHRIS D. WOLFSLAYER Chris D. Wolfslayer Vice President

                         Date: December 21, 2005

U.S. Bank National Association By SCOTT J. BELL Scott J. Bell Senior Vice President